                                                                   EXHIBIT 99.1


    [LOGO]        -------------------------------------------------------------

   VICTORIA                          EARNINGS REPORT
BANKSHARES, INC.                     December 31, 1995
                          Victoria Bankshares, Inc. and Subsidiaries
                  -------------------------------------------------------------
                                   Release Date:  January 22, 1996  - 4:00 p.m.
                         For Additional Investor Information, Contact:
                     Gregory Sprawka, Chief Financial Officer, 512/574-5227

VICTORIA BANKSHARES, INC.
ANNOUNCES YEAR-END EARNINGS
AND SPECIAL DIVIDEND ----------

    (Victoria, Texas) Victoria Bankshares, Inc., reported net income of $15,142,000 or $1.83 per share for the year ended December 31, 1995. This represents a decrease of 10.7% from the $16,952,000 or $2.05 per share reported for 1994. Net income for the fourth quarter was $3,760,000 or $.46 per share versus $4,278,000 or $.52 per share reported for the same period last year.

    Charles R. Hrdlicka, chairman of the board and chief executive officer, noted, "Even though net income remained below 1994 levels during the fourth quarter, we continue to see positive trends in our net interest income due to growth in both loans and deposits. The increase in noninterest income results from both our acquisition of Cattlemen's State Bank in Austin and an 11% increase in trust revenue. Noninterest expense also increased as a result of the Cattlemen's acquisition and one-time expenses related to consulting studies and our pending merger.

    "The Board of Directors has declared a year-end dividend of $.25 per share, which includes a $.09 per share special dividend and a $.16 per share quarterly dividend. The dividend is payable February 20, 1996, to shareholders of record February 5, 1996.

    "We continue to be very excited about our pending merger with Norwest Corporation. Our shareholders will recognize full value for our franchise and our employees will be enabled to better serve our customers and communities. The merger application has been filed with the Federal Reserve, and the Proxy/Registration Statement is in progress. Everything appears on track for an early second quarter closing. A special shareholders meeting will be scheduled at a later date."

    The Company reported total assets of $1,962,994,000; total deposits of $1,661,833,000; and total stockholders' equity of $190,309,000 at December 31, 1995. The equity-to-asset ratio at December 31, 1995, of 9.69% is substantially above regulatory requirements. Nonperforming assets declined at a 13.79% annualized rate even after acquisitions and represent only 0.51% of total assets. The allowance for loan losses remains strong at 125.19% of nonperforming loans and represents 1.48% of total loans, net of unearned discount. Trust assets under management total $1,118,656,000 as of December 31, 1995.

    The Company's principal subsidiary, Victoria Bank & Trust, operates 42 branches in 33 Texas communities as of December 31, 1995.


VICTORIA BANKSHARES, INC. . FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------
(In Thousands Except Per Share Amounts) (Unaudited)
                                                   Dec. 31,         Dec. 31,
                                                     1995             1994
                                                   ---------       ---------
EARNINGS (Twelve Months Ending):
Net Income                                        $   15,142       $   16,952
Income Per Share                                  $     1.83       $     2.05
Return on Average Assets                               0.82%            0.93%
Return on Average Equity                               8.15%            9.71%
Net Interest Margin                                    4.15%            4.16%

BALANCE SHEET DATA (Period End):
Total Assets                                      $1,962,994       $1,814,410
Total Loans, Net of Unearned Discount                713,645          598,076
Total Nonperforming Assets                            10,093           11,708
Total Deposits                                     1,661,833        1,526,743
Total Stockholders' Equity                           190,309          179,230
Equity to Asset Ratio                                  9.69%            9.88%
Total Risk-Based Capital Ratio                        16.26%           18.58%
Book Value Per Share                              $    22.89       $    21.68
Shares Outstanding                                 8,314,143        8,268,895
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
                 VICTORIA BANKSHARES, INC. STOCK IS TRADED ON
                   THE NASDAQ MARKET UNDER THE SYMBOL VICT.

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VICTORIA BANKSHARES, INC.  .  CONSOLIDATED BALANCE SHEETS

(In Thousands) (Unaudited)                                    Dec. 31,          Dec. 31,
                                                                1995              1994
                                                            -----------        -----------
ASSETS
Cash and Due From Banks...................................   $  141,086         $  118,713
Interest-Bearing Deposits with Banks......................          150                379
Investment Securities Held to Maturity....................      671,584            766,621
Investment Securities Available for Sale..................      153,113            121,477
Trading Accounts..........................................            0                166
Federal Funds Sold & Other Short-Term Investments.........      188,710            121,087
Loans:
        Total Loans, Net of Unearned Discount.............      713,645            598,076
        Reserve for Possible Loan Losses..................      (10,577)           (10,024)
                                                             ----------         ----------
          Net Loans.......................................      703,068            588,052
Premises and Equipment, Net...............................       45,892             44,259
Goodwill & Other Intangible Assets, Net...................       32,136             26,118
Other Assets..............................................       27,255             27,538
                                                             ----------         ----------
        TOTAL ASSETS......................................   $1,962,994         $1,814,410
                                                             ==========         ==========

LIABILITIES & STOCKHOLDERS' EQUITY
Deposits:
        Demand............................................   $  398,586         $  375,829
        Interest-Bearing Demand...........................      640,022            644,037
        Time..............................................      623,225            506,877
                                                             ----------         ----------
          Total Deposits..................................    1,661,833          1,526,743
Federal Funds Purchased and Other Short-Term Borrowings...       94,181             96,812
Other Liabilities.........................................       16,671              9,905
Long-Term Debt............................................            0              1,720
                                                             ----------         ----------
        Total Liabilities.................................    1,772,685          1,635,180
Total Stockholders' Equity................................      190,309            179,230
                                                             ----------         ----------
Total Liabilities & Stockholders' Equity..................   $1,962,994         $1,814,410
                                                             ==========         ==========


VICTORIA BANKSHARES, INC.   .   CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands Except Per Share Amounts) (Unaudited)          Quarter Ended                Twelve Months Ended
                                                              December 31,                     December 31,
                                                          ----------------------        ------------------------
                                                           1995           1994            1995            1994
                                                          -------        -------        --------        --------
INTEREST INCOME ON:
Loans..................................................   $16,924        $13,858        $ 60,734        $ 52,829
Investment Securities..................................    12,336         11,880          48,102          45,667
Federal Funds Sold & Other Short-Term Investments......     3,416          1,730          10,005           6,526
                                                          -------        -------        --------        --------
        TOTAL INTEREST INCOME..........................    32,676         27,468         118,841         105,022
                                                          -------        -------        --------        --------
INTEREST EXPENSE ON:
Interest-Bearing Transactional Accounts................     3,962          4,161          15,891          15,536
Time Deposits..........................................     8,572          5,344          30,442          18,667
Federal Funds Purchased and Short-Term Borrowings......     1,618          1,204           5,024           4,183
Long-Term Debt.........................................         0             28              47              66
                                                          -------        -------        --------        --------
        TOTAL INTEREST EXPENSE.........................    14,152         10,737          51,404          38,452
                                                          -------        -------        --------        --------
NET INTEREST INCOME....................................    18,524         16,731          67,437          66,570
        Provision for Loan Losses......................       100              0             165              15
NONINTEREST INCOME:
Service Charges and Other Fees.........................     4,282          4,024          16,202          15,393
Trust Services Income..................................     1,833          1,651           6,908           5,556
Data Processing Income.................................       579            787           2,745           3,201
Securities Gains (Losses)..............................       (16)          (446)             57            (796)
Other Operating Income.................................       959            948           3,717           4,169
                                                          -------        -------        --------        --------
        TOTAL NONINTEREST INCOME.......................     7,637          6,964          29,629          27,523
                                                          -------        -------        --------        --------
NONINTEREST EXPENSE:
Salaries and Employee Benefits.........................     9,924          8,574          37,353          33,930
Net Occupancy Expense..................................     1,957          1,852           7,407           7,197
Equipment Rental, Depreciation & Maintenance...........     1,443          1,286           5,286           5,072
Other Operating Expense................................     7,059          5,747          24,162          22,175
                                                          -------        -------        --------        --------
        TOTAL NONINTEREST EXPENSE......................    20,383         17,459          74,208          68,374
                                                          -------        -------        --------        --------
INCOME BEFORE INCOME TAXES.............................     5,678          6,236          22,693          25,704
        Federal Income Taxes...........................     1,918          1,958           7,551           8,752
                                                          -------        -------        --------        --------
NET INCOME.............................................   $ 3,760        $ 4,278        $ 15,142        $ 16,952
                                                          =======        =======        ========        ========
Earnings Per Share.....................................   $  0.46        $  0.52        $   1.83        $   2.05
                                                          =======        =======        ========        ========
